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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) January 26, 2004

                          CONNECTICUT BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          0-28389               06-1564613
      --------                         --------               ----------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)        File Number)          Identification No.)

                 923 Main Street, Manchester, Connecticut 06040
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 646-1700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated January 26, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On January 26, 2004, Connecticut Bancshares, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release announcing the financial results for the quarter and year ended December 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONNECTICUT BANCSHARES, INC.



Dated:  January 27, 2004               By: /s/ Michael J. Hartl
                                           -------------------------------------
                                           Michael J. Hartl
                                           Senior Vice President and
                                             Chief Financial Officer